SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                   Form 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 17, 1995



                                   SYMS CORP
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             (Exact name of Registrant as specified in its charter)



                New Jersey                                 1-8564
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             (State or other                       (Commission File Number)
      jurisdiction of incorporation)

                                   22-2465228
                        --------------------------------
                               (I.R.S. Employer
                              Identification No.)



                      Syms Way, Secaucus, New Jersey 07094
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             (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                 (201) 902-9600
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     The purpose of this Amendment is to correct the closing date for the transition report which will be filed (February 25, 1995 rather than February 28, 1995) in connection with the change in fiscal year previously disclosed under Item 8.


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Item 8.  Change in Fiscal Year.

     On March 17, 1995, the Board of Directors approved a change in the Company's fiscal year end to the Saturday nearest to the end of February. A transition report on Form 10-Q will be filed for the two-month period ended February 25, 1995. The Company's current fiscal year will end March 2, 1996.







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



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.

March 29, 1995

                              SYMS CORP



                              By:    SY SYMS
                                  ----------------------------------
                                     Sy Syms
                                     Chairman of the Board and
                                     Chief Executive Officer



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